                                POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS that the undersigned hereby constitute and appoint each of Philip Peters and Jeffrey Hamilton of Farella Braun + Martel, LLP (any
of whom may act individually), the undersigned's true and lawful attorney-in-fact and agents to:

     1.   Complete and execute Forms 3, 4 and 5 and other forms and all amendments thereto as such attorney-in-fact shall in his discretion determine to be required or advisable pursuant to Section 16 of the
          Securities Exchange Act of 1934 (as amended) (the "Exchange Act") and the rules and regulations promulgated thereunder, or any successor laws and regulations, as a consequence of the undersigned's ownership, acquisition or disposition of securities of Arcadia Biosciences, Inc.
          (the "Company");

     2.   Do and perform any and all acts for and on behalf of the undersigned that may be necessary or desirable to prepare, complete and execute any such Form 3, 4 or 5 (including amendments thereto and joint filing agreements in connection therewith) and timely file such forms with the Securities and Exchange Commission (the "SEC") and any stock exchange, self-regulatory association or any other authority; and

     3.   Take any other action of any type whatsoever in connection with the foregoing that, in the opinion of any such attorney-in-fact, may be necessary or desirable in connection with the foregoing authority, it being understood that the documents executed by any such
          attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as the attorney-in-fact may approve in the
          attorney-in-fact's discretion.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, and their substitutes, in serving in such capacity at the request of the undersigned, are not assuming (nor is the Company assuming) any of the undersigned's responsibilities to comply with Section 16 of the Exchange Act.

This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4 and 5 with respect to any securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the Company and the attorneys-in-fact or, as to any attorney-in-fact individually, if such attorney-in-fact is no longer employed by
Farella Braun + Martel LLP. This Power of Attorney may be filed with the SEC as a confirming statement of the authority granted herein.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 14th day of May, 2015.

                                  MORAL COMPASS CORPORATION

                                  By:       /s/ Darby Shupp
                                            ------------------------------
                                  Name:     Darby Shupp
                                  Title:    Secretary

                                  JOHN G. SPERLING 2012 IRREVOCABLE TRUST NO. 1

                                  By:        /s/ Darby Shupp
                                            ------------------------------
                                  Name:     Darby Shupp
                                  Title:    Trustee

                                  By:        /s/ Terri Bishop
                                            ------------------------------
                                  Name:     Terri Bishop
                                  Title:    Trustee

                                  JOHN G. SPERLING 2012 IRREVOCABLE TRUST NO. 2

                                  By:        /s/ Darby Shupp
                                            ------------------------------
                                  Name:     Darby Shupp
                                  Title:    Trustee

                                  By:        /s/ Terri Bishop
                                            ------------------------------
                                  Name:     Terri Bishop
                                  Title:    Trustee

                                  JOHN G. SPERLING 2012 IRREVOCABLE TRUST NO. 3

                                  By:        /s/ Darby Shupp
                                            -----------------------------
                                  Name:     Darby Shupp
                                  Title:    Trustee

                                  By:        /s/ Terri Bishop
                                            ------------------------------
                                  Name:     Terri Bishop
                                  Title:    Trustee

                                  By:       /s/ Terri Bishop
                                            ------------------------------
                                  Name:     Terri Bishop

                                  By:       /s/ Peter Sperling
                                            ------------------------------
                                  Name:     Peter Sperling